SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) of
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report
                (Date of earliest event reported: August 9, 2005)

                                   TEAM, Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

Texas                                0-9950                           74-1765729
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(State or Other Jurisdiction      (Commission                   (I.R.S. Employer
of Incorporation)                 File Number)               Identification No.)



                                200 Hermann Drive
                               Alvin, Texas 77511
              (Address of principal executive offices and zip code)

               Registrant's telephone number, including area code
                                 (281) 331-6154
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ITEM 8.01 -- OTHER EVENTS

On August 9, 2005, the Registrant disseminated a Press Release announcing its earnings for the fourth quarter and full fiscal year ending May 31, 2005. The information contained in the Press Release dated August 9, 2005 is incorporated herein by reference and attached as Exhibit 99.1 hereto.


ITEM 9.01 -- FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits.

     99.1 The Registrant's Press Release dated August 9, 2005.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           TEAM, INC.



                                           By:   /s/ Ted W. Owen
                                                 -------------------------------
                                                 Ted W. Owen
                                                 Senior Vice President --
                                                 Chief Financial Officer


Date: August 9, 2005